Exhibit 10.7

Confidential Treatment Requested — Certain Portions of this Exhibit, Marked as [***], Have Been Omitted Pursuant to a Pending Request for Confidential Treatment and Have Been Filed Separately with the Securities and Exchange Commission

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE PAGE OF PAGES 1 46 2. AMENDMENT/MODIFICATION NO. 0001 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE REQ. NO. OS195220 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPRB-ARDA 7. ADMINISTERED BY (If other than item 6) CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 200 Independence Ave., S.W. Room 638–G Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code). ALTIMMUNE, INC. 1391677 ALTIMMUNE, INC. 19 FIRSTFIELD 19 FIRSTFIELD RD STE 200 GAITHERSBURG MD 208781791 (X) 9A. AMENDMENT OF SOLICITATION NO. 98. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600008C 10B. DATED (SEE ITEM 13) 07/27/2016 CODE 1391677 FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended. is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule Net Increase: $7,257,673.00 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 43.103(a) - By mutual agreement of the parties B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: 63-1190888 dus Number: 032198363 FOB: Destination Period of Performance: 07/27/2016 to 07/31/2018 Change Item 1 to read as follows (amount shown is the obligated amount): 1 ASPR-16-05121 — CLIN 0001 - Base period fund to 7,257,673.00 Altimmune Inc. to support the clinical development of AdVaV Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) William Enright President & CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) GEORGE J. KEANE 15B. CONTRACTOR/OFFEROR /s/ William Enrigh (Signature of person authorized to sign) 15C. DATE SIGNED 23-Mar-2017 16B. UNITED STATES OF AMERICA /s/ George J. Keane (Signature of Contracting Officer) 16C. DATE SIGNED 23-MAR-2017 NSN 7540-01-152-8070 Previous edition unusable STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201600008C/0001	PAGE OF 2 45

NAME OF OFFEROR OR CONTRACTOR

ALTIMMUNE, INC. 1391677

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Obligated Amount: $7,257,673.00

Delivery: 07/31/2018

Delivery Location Code: HHS/OS/ASPR

HHS/OS/ASPR

200 C St SW

WASHINGTON DC 20201 US

Amount: $14,323,741.00

Accounting Info:

2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103

Funded: $0.00

              Project Data:

.

Accounting Info:

Funded: $0.00

Delivery: 07/31/2018

Delivery Location Code: HHS/OS/ASPR

HHS/OS/ASPR

200 C St SW

Washington DC 20201 US

Amount: $7,257,673.00

Accounting Info:

2017.1992017.25106 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25106

Funded: $7,257,673.00

Delivery Location Code: HHS

HHS

200 Independence Avenue, SW

Washington DC 20201 US

Amount: $0.00

NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 3 of 32

Effective as of the date of this modification, the Contracting Officer for this contract will be Carl Newman. All references to the previous Contracting Officer, Francine Hemphill, shall be modified accordingly.

Beginning with the effective date of this modification, the Government and contractor mutually agree as follows:

1) Revise ARTICLE B.2 - Estimated Cost and Fixed Fee as follows:

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The total estimated cost of the base performance segment (CLIN 0001) is $[***].

b.	The total fixed fee of the base performance segment is $[***]. The fixed fee shall be paid subject to the Allowable Cost and Payment and Fixed Fee Clauses.

c.	The total amount of the base performance segment, CLIN 0001, represented by the sum of the total estimated cost plus fixed fee is $[***].

d.	The total amount for the base performance segment shall not exceed $[***]. The total amount obligated by the Government for the base segment of the contract shall not exceed $[***] and the Government will not be responsible for any Contractor incurred costs that exceed this amount unless a modification to the contract is signed by the Contracting Officer which expressly increases this amount.

e.	It is estimated that the amount current allotted will cover performance of the contract through 31 July 2018.

CLIN	Estimated Period of Performance	Supplies/Services	Estimated Cost	Estimated Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	July 27, 2016 – July 31, 2018

Perform activities to support the conduct of a Phase 1a clinical study and demonstrate safety and immunogenicity in accordance with Article C.1 Statement of Work

Study reports, development reports, IND

			$[***]	$[***]	$[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 4 of 32

1)	Delete and replace SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, ARTICLE C.1. STATEMENT OF WORK

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated March 09, 2017 set forth in SECTION J-List of Attachments, attached hereto and made a part of the contract.

2)	ARTICLE C.1. DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

Article C.1 is deleted and replaced with the following:

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work (dated March 9, 2017, 13 pages) attached to this contract as Attachment 1 (SECTION J-List of Attachments).

3)	ARTICLE F.2. DELIVERABLES

The table of deliverables in Article F.2 are deleted and replaced with the tables to be attached to this modification after the revised Attachment 1 (Statement of Work).

4)	SECTION J (LIST OF ATTACHMENTS)

Attachment 1 (Statement of Work) is revised and replaced in accordance with enclosure (dated March 9, 2017; 13 pages).

5)	ARTICLE G.3 KEY PERSONNEL

Article G.3 is deleted and replaced with the following:

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

#	NAME	ORGANIZATION	TITLE
1	[***]	Altimmune, Inc.	[***]
2	[***]	Altimmune, Inc.	[***]
3	[***]	Altimmune, Inc.	[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 5 of 32

The key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) business days prior to diverting any of the specified individuals to other programs or contracts, including, where practicable, an instance when an individual must be replaced as a result of leaving the employ of the Contractor, the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 6 of 32

Revised Statement of Work:

Broad Agency Announcement (BAA) for the Advanced

Research and Development of Chemical, Biological,

Radiological, and Nuclear (CBRN) Medical Countermeasures

for BARDA

CBRN-BAA-13-100-SOL-00013

Development of a Single -Dose Intranasal Vaccine for Post-Exposure

Prophylaxis of Inhalation Anthrax

Topic Area of Interest Number 1: Vaccines

Contractual Statement of Work

March 9, 2017

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish to The Government all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-13-100-SOL-00013.

The Government reserves the right to modify the milestones, progress, schedule, budget or deliverables to add or delete deliverables, process or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule or events to add or delete part or all of these elements as the need arises.

Overall Objectives and Scope

The overall objective of this contract is to advance the development of AdVAV as a novel, intranasally administered vaccine for use in protection against anthrax infection. The scope of work for this contract includes pre-clinical, clinical and manufacturing development activities that fall into the following areas: nonclinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management and administrative activities. The development effort for AdVAV will progress in specific stages that cover the base performance segment and the option segments as specified in this contract. The Contractor must complete specific tasks required in the base work segment before the Government will exercise any or all of the option segments. The scope of work includes the following tasks integral to the successful completion of CLIN 0001 (Base segment) and CLIN 0002 through CLIN 0008 (Option segments).

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 7 of 32

1	[***]

1.1	[***]

1.1.1	[***]

1.1.2	[***]

1.1.3	[***]

1.1.4	[***]

1.1.5	[***]

1.1.6	[***]

1.1.7	[***]

1.1.7.1	[***]

1.1.7.2	[***]

1.1.8	[***]

1.1.8.1	[***]

1.1.9	[***]

1.1.9.1	[***]

1.1.9.2	[***]

1.1.9.3	[***]

1.1.10	[***]

1.1.11	[***]

1.1.12	[***]

1.1.13	[***]

1.1.14	[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 8 of 32

1.1.15	[***]

1.1.15.1	[***]

1.1.15.2	[***]

1.2	[***]

1.2.1	[***]

1.2.2	[***]

1.2.3	[***]

1.2.4	[***]

1.2.5	[***]

1.3	[***]

1.3.1	[***]

1.3.2	[***]

1.3.3	[***]

1.3.4	[***]

1.4	[***]

1.4.1	[***]

1.4.2	[***]

1.4.3	[***]

1.5	[***]

1.5.1	[***]

1.5.1.1	[***]

1.5.2	[***]

1.6	[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 9 of 32

1.6.1	[***]

1.6.2	[***]

1.6.3	[***]

2	[***]

2.1	[***]

2.1.1	[***]

2.1.2	[***]

2.2	[***]

2.2.1	[***]

2.2.2	[***]

2.3	[***]

2.3.1	[***]

3	[***]

3.1	[***]

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.2	[***]

3.3	[***]

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 10 of 32

3.4	[***]

3.5	[***]

3.6	[***]

4	[***]

4.1	[***]

4.2	[***]

5	[***]

5.1	[***]

5.1.1	[***]

5.2	[***]

5.2.1	[***]

5.3	[***]

5.3.1	[***]

5.3.2	[***]

5.4	[***]

6	[***]

6.1	[***]

6.2	[***]

7	[***]

7.1	[***]

7.2	[***]

8	[***]

8.1	[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 11 of 32

8.2	[***]

9	[***]

9.1	[***]

9.1.1	[***]

9.1.2	[***]

9.1.3	[***]

9.1.3.1	[***]

9.1.4	[***]

END OF THE STATEMENT OF WORK FOR HHSO100201600008C

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 12 of 32

Revised Article F.2 Deliverables:

TECHNICAL DELIVERABLES

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
01	Kickoff Meeting	The Contractor shall complete a Kickoff meeting after contract award

•    Within a month of contract award.

•    Contractor shall provide itinerary and agenda at least 5 business days in advance of site visit.

•    COR approves and distributes itinerary and agenda within 3 business days.

•    Contractor provides meeting minutes to COR within 5 business days after the meeting.

•    COR reviews, comments, and approves minutes within 10 business days.

02	Quarterly Meetings	The Contractor shall hold recurring teleconference or face-to-face Program Review Meetings approximately every third month either in Washington DC or at work sites of the Contractor or subcontractors. The meetings will be used to discuss contract progress in relation to the Program Management deliverables described below as well as study designs, technical, regulatory, and ethical aspects of the program.

•    Contractor shall provide itinerary and agenda at least 5 business days in advance of site visit

•    COR approves and distributes itinerary and agenda within 3 business days.

•    Contractor provides meeting minutes to COR within 5 business days after the meeting.

•    COR reviews, comments, and approves minutes within 10 business days.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 13 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
03	Biweekly Teleconference Meetings	The Contractor shall participate in teleconferences every two weeks with BARDA to discuss the performance of the contract.

•    Contractor provides agenda to COR no later than 2 business days in advance of meeting.

•    COR approves and distributes agenda prior to meeting.

•    Contractor provides meeting minutes to COR within 5 business days following the meeting.

•    COR reviews, comments, and approves minutes within 10 bussness days following the meeting.

04 (Monthly) 05 (Annual)	Monthly & Annual Technical Progress Reports

The Monthly and Annual Technical Progress report shall address each of the below items and be cross-referenced to the Work Breakdown Structure (WBS), Statement of Work (SOW), Integrated Master Schedule (IMS), Performance Measurement Baseline Review report (PMBR), Earned Value Management (EVM), and Contract Performance Report (CPR).

1.      An Executive Summary highlighting the progress, issues and relevant manufacturing, non-clinical, clinical and regulatory activities. The Executive Summary should highlight only critical issues for that reporting period and resolution approach; limited to 2-3 pages.

•    Monthly Reports shall be submitted on the 20th day of the month after the end of each month with an Annual Report submitted on the 30th calendar day of the final month of each contract year for the previous twelve calendar months. Monthly progress reports are not required for the periods when the Annual Report(s) and Final Report are due. The COR and CO will review the monthly reports with the Contractor and provide feedback.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 14 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates

2.      Progress in meeting contract milestones – broken out by subtasks within each milestone, overall project assessment, problems encountered and recommended solutions. The reports shall detail the planned and actual progress during the period covered, ex plaining occurrences of any differences between the two and the corrective steps.

3.      The reports shall also include a three-month rolling forecast of the key planned activities, referencing the WBS/IMS.

4.      A tracking log of progress on regulatory submissions with the FDA number, description of submission, date of submission, status of submission and next steps.

5.      Provide updated EVM/CPR.

6.      Estimated and Actual Expenses.

7.      This report shall also contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level. This section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 15 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
06	Earned Value Management (EVM) / Contract Performance Report (CPR)

Contractor will provide a monthly Contract Performance Report (CPR) Format 1 at an agreed upon reporting level using the BARDA provided WBS and a Variance Analysis Report (Format 5).

The supplemental monthly CAP report shall contain, at the work package level, time phased budget (budgeted cost of work scheduled), earned value (budgeted cost of work performed), and actual costs of work performed as captured in Contractor’s EVM systems. The Contractor shall provide a rationale in the package of its use of % complete as EVMS methodology or identity if any other EVMS methodology is being used.

•    Contractor shall provide EVM/CPR as part of the Monthly Progress Report on the 20th day of the month after the end of each month (this requirement begins only as set forth in the Contract Milestones & Related Deliverables table).

•    Contractor shall provide top level or key changes in baseline cost as a result of anticipated cost savings or risks.

•    BARDA may request, on a monthly or ad hoc basis that the Contractor provide raw data at a reporting level or lower level as BARDA deems necessary.

•    BARDA may raise, in writing, concerns for Contractor to address; Contractor must address, in writing, all concerns raised by BARDA.

•    Reporting will commence after the EVM system has been implemented but no later than 3 months after start of base period.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 16 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
07	Performance Measurement Baseline Review (PMBR)

PMBR Report shall address each of the items listed below and be cross-referenced to the IMP, WBS, SOW, and Risk Management Plan.

1.      Contractor provides baseline proposal.

2.      Responsibility Assignment Matrix.

3.      A description of the work scope through control account Work Authorization Documents and/or WBS Dictionary down to the control account level.

4.      Template for work packages.

5.      IMS with the inclusion of agreed major milestones and control account plans for all control accounts.

6.      Baseline revision documentation and program log(s) risk management plan.

•    Due within 90 days of contract award.

•    Contractor shall provide baseline proposal .ppt briefing 10 business days prior to meeting.

•    Contractor provides agenda to COR 2 business days in advance of meeting.

•    COR approves (with CO concurrence) and distributes agenda no later than 2 business days in advance of meeting.

•    COR approves (with CO concurrence) all meeting material no later than 2 business days in advance of meeting.

•    Contactor provides minutes within 5 business days of the meeting.

•    COR reviews and approves (with CO concurrence) minutes.

•    BARDA will review documentation and provide written comments and questions to Contractor.

Contractor shall address BARDA’s comments and resubmit PMBR report for BARDA approval within 10 business days.

08	Risk Management Plan	The Contractor shall provide a Risk Management Plan that outlines the impacts of each risk in relation to the cost schedule, and performance objectives. The plan	• Due within 90 days of contract award. • Contractor provides updated Risk Management Plan in Monthly Progress Report.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 17 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
shall include risk mitigation strategies. Each risk mitigation strategy will capture how the corrective action will reduce impacts on cost, schedule and performance.

•    BARDA shall provide Contractor with a written list of concerns in response plan submitted.

•    Contractor must address, in writing, all concerns raised by BARDA within 20 business days of Contractor’s receipt of BARDA’s concerns.

09	Deviation Notification and Mitigation Strategy	Process for changing IMS activities associated with cost and schedule as baselined at the PMBR. Contractor shall notify BARDA of significant changes the IMS defined as increases in cost above 5% or schedule slippage of more than 30 days, which would require a PoP ex tension. Contractor shall provide a high level management strategy for risk mitigation.	• Due as needed.

10	Go/No-Go Decision Gate Presentation	Contractor shall provide a presentation detailing technical progress made towards completion of Go/No-Go decision gate milestones follow ing a prescribed template provided by BARDA prior to the IPR.

•    Contractor shall provide presentation in .ppt format 10 business days prior to the In-Process Review (IPR).

•    Contractor shall submit written justification of progress towards satisfying Go/No-Go criteria.

•    After reviewing, BARDA, COR and CO will provide a written response.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 18 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
11	Incident Report	Contractor shall communicate and document all critical programmatic concerns, risks, or potential risks with BARDA.

•    Due within 48 hours of activity or incident or within 24 hours for a security activity or incident.

•    Email or telephone with written follow-up to COR and CO.

•    Additional updates due to COR and CO within 48 hours of additional developments.

•    Contractor shall submit within 5 business days a Corrective Action Plan (if deemed necessary by either party) to address any potential issues.

•    If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by BARDA within 5 business days of receiving such concerns in writing.

12	Draft and Final Reports for Clinical and Non-Clinical Studies	Contractor shall provide Draft and Final Clinical/Non-Clinical Study Reports to BARDA for review and comment.

•    Draft report due within 45 calendar days after completion of analysis and at least 15 business days prior to submission to FDA.

•    Subcontractor prepared reports received by the Contractor shall be submitted to the Contracting Officer’s Technical Representative and Contracting Officer (CO) for review and comment no later than 5 business days after receipt by Contractor.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 19 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates

•    The Government shall provide written comments to the Draft Final Report for Clinical and Non-Clinical Studies within 15 business days after the submission.

•    Final report due 30 calendar days after receiving comments on the Draft Final Report for Clinical and Non-Clinical Studies. If corrective action is recommended, Contractor must address, in writing, all concerns raised by BARDA in writing.

•    Contractor shall consider revising reports to address BARDA’s recommendations prior to FDA submission.

•    Final FDA submissions shall be provided to BARDA concurrently or no later than 1 business day after submission to the FDA.

13	Standard Operating Procedures	The Contractor shall make internal and, to the extent possible, subcontractor Standard Operating Procedures (SOPs) available for review electronically.	Upon request from the Project Officer/Contracting Officer.

14	Manufacturing Campaign Reports

Contractor shall provide Manufacturing Campaign Reports to BARDA for review and comment prior to submission to FDA.

The COR and CO reserve the right to request within the PoP a non-proprietary Manufacturing Campaign Report for distribution within the USG.

•    Contractor will submit Manufacturing Campaign Reports at least 15 business days prior to FDA submission.

•    If corrective action is recommended, Contractor must address, in writing, all concerns raised by BARDA in writing.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 20 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates

•    Contractor shall consider revising reports to address BARDA’s concerns and/or recommendations prior to FDA submission.

•    Final FDA submission shall be submitted to BARDA concurrently or no later than 1 business day after submission to the FDA.

15	FDA Correspondence	The Contractor shall memorialize any correspondence between Contractor and FDA and submit to BARDA. All documents shall be duly marked as either “Draft” or “Final”.	• Contractor shall provide written summary of any FDA correspondence within 5 business days of correspondence.

16	FDA Meetings	The Contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings. BARDA staff shall include up to a maximum of four people (COR, CO and up to 2 subject matter experts).

•    Contractor shall notify BARDA of upcoming FDA meeting within 24 hours of scheduling Type A, B or C meetings OR within 24 hours of meeting occurrence for ad hoc meetings.

•    The Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to BARDA within 5 business days of receipt. All documents shall be duly marked as either “Draft” or “Final”.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 21 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
17	FDA Submissions	The Contractor shall provide BARDA the opportunity to review and comment upon all draft submissions before submission to the FDA. Contractor shall provide BARDA with an electronic copy of the final FDA submission. All documents shall be duly marked as either “Draft” or “Final”.

•    Contractor shall submit draft FDA submissions to BARDA at least 15 business days prior to FDA submission.

•    BARDA will provide feedback to Contractor within 10 business days of receipt.

•    If corrective action is recommended, the Contractor must address, in writing, its consideration of all concerns raised by BARDA.

•    The Contractor shall consider revising their documents to address BARDA’s concerns and/or recommendations prior to FDA submission.

•    Final FDA submissions shall be submitted to BARDA concurrently or no later than 1 calendar day of its submission to CDER.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 22 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
18	FDA Audits	In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR). The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plan’s execution and a copy of all final responses to the FDA. The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. The Contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

•    Contractor shall notify CO and COR within 10 business days of a scheduled FDA audit or within 24 hours of an ad hoc site visit/audit if the FDA does not provide advanced notice.

•    Contractor shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within 5 business days of receiving correspondence from the FDA or third party.

•    Within 10 business days of audit report, Contractor shall provide CO with a plan for addressing areas of nonconformance, if any are identified.

19	QA Audit Reports	BARDA reserves the right to participate in QA audits. Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

•    Contractor shall notify CO and COR 10 days in advance of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications.

•    Contractor shall notify the COR and CO within 5 business days of report completion.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 23 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
20	BARDA Audit	Contractor shall accommodate periodic or ad hoc site visits by BARDA. If BARDA, the Contractor, or other parties identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to BARDA.

•    If issues are identified during the audit, Contractor shall submit a report to BARDA detailing the finding and corrective action(s) within 10 business days of the audit.

•    COR and CO will review the report and provide a response to the Contractor with 10 business days.

•    Once corrective action is completed, the Contractor will provide a final report to BARDA.

21	Technical Documents	Upon request, Contractor shall provide CO and COR with deliverables from the follow ing contract funded activities: process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports. The CO and COR reserve the right to request within the PoP a non-proprietary technical document for distribution within the Government.

•    Contractor shall provide technical document within 10 business days of CO or COR request. Contractor can request additional time on an as-needed basis.

•    If corrective action is recommended, the Contractor must address, in writing, concerns raised by BARDA in writing.

22	Animal Model or Other Technology Transfer Package	Contractor shall provide Animal Model or Other Technology Transfer Package relevant data.	• Contractor shall provide data within 10 business days of COR or CO request.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 24 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
23	Raw Data or Data Analysis	Contractor shall provide raw data or data analysis to BARDA upon request.	• Contractor shall provide data or data analysis to CO and COR within 20 business days of request.

24	Product Transition Strategy	Contractor shall provide a 2-4 page summary document containing a Product Transition Strategy to support transition of the product(s) prior to end of the base and/or option(s) POP. The Product Transition Strategy should provide a strategic plan for further development and/or stockpiling of the product. The transition strategy shall provide options and/or a specific approach for the transition of MCM product for further development, procurement, approval and/or stockpile.	• Contractor shall provide a Product Transition Strategy to support transition of the product(s) 90 days prior to the end of the (base/option) POP as addendum to the Quarterly Project Status Report.

25	Publications	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to BARDA for review prior to submission.

•    Contractor must submit all manuscript or scientific meeting abstract to PO and CO within 30 business days for manuscripts and 15 business days for abstracts.

•    Contractor must address in writing all concerns raised by BARDA in writing.

•    Final submissions shall be submitted to BARDA concurrently or no later than one (1) calendar day of its submission.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 25 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
26	Press Releases	Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.

•    With the exception of ad-hoc press releases required by applicable law or regulations, Contractor shall ensure that the CO has received and approved an advanced copy of any press release to this contract not less than 2 business days prior to the issuance of the press release.

•    If corrective action is required, the Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.

•    Any final press releases shall be submitted to BARDA no later than 1 (one) calendar day prior to its release.

27	Integrated Master Plan (IMP)	The Contractor shall provide an IMP including WBS, critical path milestones, and Earned Value Management Plan.

•    Contractor shall provide the draft IM P within 90 days of contract award with final due 8 months after award and updated monthly as part of the Monthly Progress Report.

•    Contractor must address, in writing, all concerns raised by BARDA in writing.

28	Draft and Final Technical Progress Report	A Draft Final Technical Progress Report containing a summation of the work performed and the results obtained for the entire contract PoP. The draft report shall be duly marked as ‘Draft’.	• Contractor shall provide a draft Technical Progress Report 75 calendar days before the end of the PoP and the Final Technical Progress Report on or before the completion date of the PoP.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 26 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
The Final Technical Progress Report incorporating feedback received from BARDA and containing a summation of the work performed and the results obtained for the entire contract PoP. The final report shall document the results of the entire contract. This report shall be in sufficient detail to fully describe the progress achieved under all milestones. The final report shall be duly marked as ‘Final’.

•    Subcontractor prepared reports received by the Contractor shall be submitted to the COR and CO for review and comment no later than 5 business days after receipt by the Contractor.

•    COR shall provide feedback on draft report within 15 calendar days of receipt, which the Contractor shall consider incorporating into the Final Report.

•    Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

29	Draft and Final Study Protocols	Contractor shall provide all Draft and Final Study Protocols to BARDA for evaluation. (The CO and PO reserves the right to request within the period of performance a non-proprietary Study Protocol for distribution within the United States Government (USG))

•    The Contractor will submit all proposed protocols to BARDA at least 10 business days prior to study start. If corrective action is required, the Contractor must address in writing all concerns raised by BARDA to the satisfaction of BARDA before study execution and provide BARDA a revised draft protocol that addresses BARDA’s comments and requested changes.

•    After receiving the revised Study Protocol that satisfies BARDA, the CO will approve the revised Study Protocol and will provide a written approval to the Contractor that provides authorization to the Contractor to execute the specific study.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 27 of 32

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
• Contractor shall not proceed with any study protocol until BARDA gives its approval and the Contractor has provided BARDA with a final and approved Study Protocol.

30	Clinical Study Status Update	Contractor shall provide PO with a status update of clinical studies that are actively enrolling patients to include by study site: cumulative enrollment; new enrollments; screen failures; patients dropped from study; AE and SAEs; activation or inactivation of study sites; investigator appointments or changes; and status of IRB/IEC review/approval/renewal. Contractor will provide proposed format for BARDA PO review and approval.

•    Update will be submitted by e-mail or other electronic format to be provided by BARDA by the end of the 20th business day of each new month.

•    Updates, to the extent they are available, will be presented during biweekly teleconferences.

•    If no changes have occurred since the prior update only a simple statement that there is no new data is required.

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 28 of 32

Base (CLIN 0001)

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Manufacturing Process Development (WBS 1.1)
1	[***]	[***]	[***]	[***]	[***]	1.1.1	[***]
2	[***]	[***]	[***]	[***]	[***]	1.1.2	[***]
3	[***]	[***]	[***]	[***]	[***]	1.1.3	[***]
4	[***]	[***]	[***]	[***]	[***]	1.1.4	[***]
5	[***]	[***]	[***]	[***]	[***]	1.1.6	[***]

GMP Manufacturing (WBS 1.2)

6	[***]	[***]	[***]	[***]	[***]	1.2.1	[***]
7	[***]	[***]	[***]	[***]	[***]	1.2.2	[***]
8	[***]	[***]	[***]	[***]	[***]	1.2.3	[***]
9	[***]	[***]	[***]	[***]	[***]	1.2.4	[***]

Assay Development (WBS 1.3)

10	[***]	[***]	[***]	[***]	[***]	1.3.1	[***]
11	[***]	[***]	[***]	[***]	[***]	1.3.2	[***]
12	[***]	[***]	[***]	[***]	[***]	1.3.3	[***]
13	[***]	[***]	[***]	[***]	[***]	1.3.4	[***]

Clinical Development (WBS 1.5)

14	[***]	[***]	[***]	[***]	[***]	1.5.1	[***]

Regulatory (WBS 1.6)

15	[***]	[***]	[***]	[***]	[***]	1.6.1	[***]
16	[***]	[***]	[***]	[***]	[***]	1.6.2	[***]
17	[***]	[***]	[***]	[***]	[***]	1.6.3	[***]

Program Management (WBS 1.7)

18	[***]	[***]	[***]	[***]	[***]	1.7.1	[***]
19	[***]	[***]	[***]	[***]	[***]	1.7.2	[***]
20	[***]	[***]	[***]	[***]	[***]	1.7.3	[***]

Option 1, CLIN 0002: [***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 29 of 32

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Analytical Development (WBS 2.3)
1	[***]	[***]	[***]	[***]	[***]	2.3.1	[***]
2	[***]	[***]	[***]	[***]	[***]	2.3.2	[***]
3	[***]	[***]	[***]	[***]	[***]	2.3.3	[***]

Regulatory (WBS 2.6)

4	[***]	[***]	[***]	[***]	[***]	2.6.1	[***]

Program Management (WBS 2.7)

5	[***]	[***]	[***]	[***]	[***]	2.7.1	[***]
6	[***]	[***]	[***]	[***]	[***]	2.7.2	[***]
7	[***]	[***]	[***]	[***]	[***]	2.7.3	[***]

Option 2, CLIN 0003: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Manufacturing Process Development (WBS 2.1)
1	[***]	[***]	[***]	[***]	[***]	2.1.1	[***]
2	[***]	[***]	[***]	[***]	[***]	2.1.2	[***]
3	[***]	[***]	[***]	[***]	[***]	2.1.3	[***]
4	[***]	[***]	[***]	[***]	[***]	2.1.4	[***]
5	[***]	[***]	[***]	[***]	[***]	2.1.5	[***]
6	[***]	[***]	[***]	[***]	[***]	2.1.6	[***]
7	[***]	[***]	[***]	[***]	[***]	2.1.8	[***]

GMP Manufacturing (WBS 2.2)

8	[***]	[***]	[***]	[***]	[***]	2.2.1	[***]
9	[***]	[***]	[***]	[***]	[***]	2.2.2	[***]
10	[***]	[***]	[***]	[***]	[***]	2.3.3	[***]
11	[***]	[***]	[***]	[***]	[***]	2.3.4	[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 30 of 32

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
12	[***]	[***]	[***]	[***]	[***]	2.2.5	[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 31 of 32

Option 3, CLIN 0004: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
1	[***]	[***]	[***]	[***]	[***]	2.1.7	[***]

Option 4, CLIN 0005: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Non-clinical Development (WBS 2.4)
1	[***]	[***]	[***]	[***]	[***]	2.4.1	[***]
2	[***]	[***]	[***]	[***]	[***]	2.4.2	[***]
3	[***]	[***]	[***]	[***]	[***]	2.4.3	[***]
4	[***]	[***]	[***]	[***]	[***]	2.4.4	[***]
5	[***]	[***]	[***]	[***]	[***]	2.4.5	[***]
6	[***]	[***]	[***]	[***]	[***]	2.4.6	[***]
7	[***]	[***]	[***]	[***]	[***]	2.4.7	[***]
8	[***]	[***]	[***]	[***]	[***]	2.4.8	[***]

*** Confidential treatment requested

Confidential Treatment Requested

Contract No. HHSO100201600008C Modification No.01	Special Provisions	Page 32 of 32

Option 5, CLIN 0006: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Clinical Development (WBS 2.5)
1	[***]	[***]	[***]	[***]	[***]	2.5.1	[***]

Option 6, CLIN 0007: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Clinical Development (WBS 2.5)
1	[***]	[***]	[***]	[***]	[***]	2.5.2	[***]

Option 7, CLIN 0008: [***]

No.	Project Milestone (Name)	Milestone Definition	Success Criteria	Failure Criteria	Deliverable (Name, Description, etc.)	WBS	Estimated Completion Date (Month/ Year)
Clinical Development (WBS 2.5)
1	[***]	[***]	[***]	[***]	[***]	2.5.3	[***]

All other terms and conditions of this contract remain in full force and effect.

END OF MODIFICATION 01 TO HHSO100201600008C

*** Confidential treatment requested